UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2015

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     At the 2015 Annual General Meeting of Shareholders (the “Annual Meeting”) of Weatherford International plc (the “Company”) held on June 16, 2015, shareholders approved an amendment (the “Amendment”) to the Company’s 2010 Omnibus Incentive Plan (the “Plan”). The Amendment increases the number of shares available for issuance under the Plan by 15,000,000 shares, bringing the total number of shares authorized for issuance under the Plan from 28,144,000 to 43,144,000. In addition, the Amendment provides for certain other revisions and technical amendments, including:

•	amending the Plan’s definition of change of control so that it may not be made less restrictive via an award agreement under the Plan;

•	reducing the number of incumbent board members that would trigger the change of control provision to “at least a majority”;

•	eliminating an inconsistent provision relating to the granting of awards or their recipients; and

•	prohibiting the cancellation, or “buying out,” of “underwater” stock options or share appreciation rights in exchange for cash or any other award without shareholder approval.
The foregoing description of the Amendment to the Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2015 (the “Proxy Statement”). The description of the Amendment is qualified in its entirety by reference to the full text of the Plan, as modified by the Amendment, which was included as Annex A to the Proxy Statement and incorporated herein by reference as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following are the results of the matters voted upon by the shareholders at the Annual Meeting, each of which is more fully described in the Proxy Statement:

Agenda Item		Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Item 1.	Election of the following directors:
	Mohamed A. Awad	623,960,339	2,530,963	662,297	55,108,764
	David J. Butters	584,666,640	41,856,055	630,904	55,108,764
	Dr. Bernard J. Duroc-Danner	612,368,964	13,213,185	1,571,450	55,108,764
	John D. Gass	583,153,773	43,037,823	962,003	55,108,764
	Sir Emyr Jones Parry	621,478,701	5,002,929	671,969	55,108,764
	Francis S. Kalman	621,571,098	4,631,901	950,600	55,108,764
	William E. Macaulay	582,623,427	43,855,342	674,830	55,108,764
	Robert K. Moses, Jr.	553,770,920	72,724,842	657,837	55,108,764
	Dr. Guillermo Ortiz	580,510,656	45,992,425	650,518	55,108,764
	Robert A. Rayne	620,252,145	6,263,599	637,855	55,108,764

Item 2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm and auditor for the financial year ending December 31, 2015 and to authorize the board of directors of the Company, acting through the Audit Committee, to determine auditor’s remuneration.	679,992,328	1,453,207	816,828	—

Item 3.	Adopt an advisory resolution approving compensation of the named executive officers.	571,245,332	54,260,106	1,648,161	55,108,764

Item 4.	Approve an amendment to the Weatherford International plc 2010 Omnibus Incentive Plan.	579,568,063	46,076,185	1,509,351	55,108,764

Item 5.	Authorize holding the 2016 annual general meeting of shareholders at a location outside of Ireland as currently required under Irish law.	678,036,652	2,434,758	1,790,953	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1
First Amendment to Weatherford International plc 2010 Omnibus Incentive Plan (incorporated by reference to Annex A of Weatherford International plc’s Definitive Proxy Statement on Schedule 14A filed on April 29, 2015 (File No. 1-36504)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: June 16, 2015
/s/ Krishna Shivram
Krishna Shivram
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
First Amendment to Weatherford International plc 2010 Omnibus Incentive Plan (incorporated by reference to Annex A of Weatherford International plc’s Definitive Proxy Statement on Schedule 14A filed on April 29, 2015 (File No. 1-36504)).